UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2015

Strategic Hotels & Resorts, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32223 (Commission File Number)	33-1082757 (IRS Employer Identification No.)

200 West Madison Street, Suite 1700
Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 658-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01    Other Events.
On May 13, 2015, Strategic Hotels & Resorts, Inc. (the “Company”) issued a press release announcing that the Company closed on the acquisition of the Four Seasons Austin hotel for $197 million. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Press release dated May 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 14, 2015

STRATEGIC HOTELS & RESORTS, INC.

By:	/s/ Paula C. Maggio
Name:	Paula C. Maggio
Title:	Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated May 13, 2015